UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2023

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, Mark Kaye submitted his resignation as the Executive Vice President and Chief Financial Officer of Moody’s Corporation (the “Company”), effective as of September 5, 2023.

Mr. Kaye has accepted a role as Chief Financial Officer at another company, and his departure is not related to the Company’s financial or operating results or to any disagreements with the Company regarding the Company’s financial, operational, accounting or reporting policies or practices.

The Company has begun a process to identify Mr. Kaye’s successor. The Company named its Chief Accounting Officer and Controller, Caroline Sullivan, to the additional position of interim Chief Financial Officer. Ms. Sullivan has served in her current role since December 2018. Prior to joining the Company, Ms. Sullivan served in several roles at Bank of America from 2011 to 2018, where her last position held was Managing Director and Global Banking Controller. Prior to that role, Ms. Sullivan supported the Global Wealth & Investment Management business from 2015 to 2017 in a variety of positions including Controller. Ms. Sullivan, a CPA, previously held various senior positions at several banks and a major accounting firm, and is a member of the Board of Directors of Financial Executives International.

In connection with Ms. Sullivan’s assuming the role of interim Chief Financial Officer, the Compensation & Human Resources Committee of the Company’s Board of Directors awarded Ms. Sullivan a cash bonus of $100,000, payable when the role is completed and granted Ms. Sullivan $200,000 in equity, consisting 60% of 2023 performance share units and 20% each of stock options and restricted stock units.

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release of Moody’s Corporation dated August 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: August 3, 2023

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